UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2025

CBRE GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32205	94-3391143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 North Pearl Street Suite 300 Dallas, Texas		75201
(Address of Principal Executive Offices)		(Zip Code)

(214) 979-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	“CBRE”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Lindsey Caplan will step down from his role as Chief Accounting Officer on August 31, 2025, and will leave the Company on December 31, 2025 to pursue other opportunities. Andrew Horn, the Company’s Deputy Chief Financial Officer, will assume the responsibilities of principal accounting officer, effective September 1, 2025. Mr. Horn, age 37, has served as the Company’s Deputy Chief Financial Officer since January 2025. He previously served as the Chief Financial Officer of the Company’s Advisory Services and Global Workplace Solutions business segments from April 2024 to January 2025, and as the Chief Financial Officer of the Company’s Real Estate Investments business segment from September 2022 to April 2024. He also held the roles of Vice President and Senior Vice President in the Company’s Finance Innovation Office from March 2020 to September 2022, and was the Head of Transactions and Underwriting at Hana, a division of the Company’s Real Estate Investments business segment, from January 2019 to March 2020. Mr. Horn holds a B.S. from Indiana University and an M.B.A. from the University of Chicago Booth School of Business.

There are no arrangements or understandings between Mr. Horn and any other persons pursuant to which he was selected for his position with the Company. There are no family relationships between Mr. Horn and any director or executive officer of the Company, and Mr. Horn has not participated in any “related party transactions” with the Company as set forth in Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2025	CBRE GROUP, INC.

	By:	/s/ EMMA E. GIAMARTINO
Emma E. Giamartino
Chief Financial Officer